  Exhibit 99.1
BYLAWS OF

AMERICAN RESOURCES CORPORATION

Incorporated under the Laws of the State of Florida

Date of Adoption: November 7, 2018

ARTICLE I
OFFICES AND RECORDS

SECTION 1.1.    Registered Office. The registered office of American Resources Corporation (the “Corporation”) in the State of Florida shall be as set forth in the Certificate of Incorporation of the Corporation, as it may be amended, restated, supplemented and otherwise modified from time to time (the “Certificate of Incorporation”), and the name of the Corporation’s registered agent at such address is as set forth in the Certificate of Incorporation. The registered office and registered agent of the Corporation may be changed from time to time by the board of directors of the Corporation (the “Board”) in the manner provided by applicable law.

SECTION 1.2.    Other Offices. The Corporation may have such other offices, either within or without the State of Florida, as the Board may designate or as the business of the Corporation may from time to time require.

SECTION 1.3.    Books and Records. The books and records of the Corporation may be kept outside the State of Florida at such place or places as may from time to time be designated by the Board.

ARTICLE II
STOCKHOLDERS

SECTION 2.1.  Annual Meetings. If required by applicable law, an annual meeting of the stockholders of the Corporation shall be held at such date, time and place, if any, either within or outside of the State of Florida, as may be fixed by resolution of the Board. The Board may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board.

SECTION 2.2.  Special Meetings. Special meetings of stockholders of the Corporation may be called only by the Board pursuant to a resolution adopted by the affirmative vote of a majority of the Whole Board. The Board may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Board. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

SECTION 2.3.  Record Date.

(A) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by applicable law, not be more than 60 nor less than five days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(B) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

(C) Unless otherwise restricted by the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board, (i) when no prior action of the Board is required by applicable law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board is required by applicable law, the record date for such purpose shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

SECTION 2.4.  Place of Meeting. The Board, the Chairman of the Board, the Chief Executive Officer or the President, as the case may be, may designate the place of meeting for any annual meeting or for any special meeting of the stockholders. If no designation is so made, the place of meeting shall be the principal executive offices of the Corporation.

SECTION 2.5.  Notice of Meeting. Written notice, stating the place, if any, date and time of the meeting, shall be given, not less than five days nor more than 60 days before the date of the meeting, to each stockholder of record entitled to vote at such meeting. The notice shall specify:

(A) the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting),

(B) the place, if any, date and time of such meeting,

(C) the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and

(D) in the case of a special meeting, the purpose or purposes for which such meeting is called. If the meeting of stockholders is to be held solely by means of electronic communications, the notice of meeting must provide the information required to access such stockholder list during the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. The Corporation may provide stockholders with notice of a meeting by electronic transmission provided such stockholders have consented to receiving electronic notice should Florida state laws allow. Such further notice shall be given as may be required by applicable law. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the notice of meeting.

SECTION 2.7.  Quorum and Adjournment of Meetings.

(A) Except as otherwise required by applicable law or by the Certificate of Incorporation, the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote at the meeting, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders.

(B) Any meeting of stockholders, annual or special, may adjourn or recess from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned or recessed meeting if the date, time and place thereof are announced at the meeting at which the adjournment or recess is taken; provided, however, that if the adjournment or recess is for more than 30 days, a notice of the adjourned or recessed meeting shall be given to each stockholder of record entitled to vote at the meeting. At the adjourned or recessed meeting, the Corporation may transact any business that might have been transacted at the original meeting.

SECTION 2.8.  Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing (or in such other manner prescribed by the Florida state law) by the stockholder or by his duly authorized attorney-in-fact. Any copy, facsimile transmission or other reliable reproduction of the writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission. No proxy may be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy is revocable at the pleasure of the stockholder executing it unless the proxy states that it is irrevocable and applicable law makes it irrevocable. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary of the Corporation.

SECTION 2.9.  Notice of Stockholder Business and Nominations.

(A) Annual Meetings of Stockholders.

(1)           Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders at an annual meeting of stockholders may be made only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board or any committee thereof or (c) by any stockholder of the Corporation who (i) was a stockholder of record at the time of giving of notice provided for in these Bylaws and at the time of the annual meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures and other requirements set forth in these Bylaws and applicable law. Section 2.9(A)(1)(c) of these Bylaws shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Corporation’s notice of meeting) before an annual meeting of the stockholders.

(2) For any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.9(A)(1)(c) of these Bylaws, (a) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (b) such other business must otherwise be a proper matter for stockholder action under Florida state law. To be timely, a stockholder’s notice must be received by the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. In no event shall any adjournment, recess or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above. To be in proper form, a stockholder’s notice (whether given pursuant to this Section 2.9(A)(2) or Section 2.9(B)) to the Secretary of the Corporation must:

(a) set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such stockholder’s Stockholder Associated Person (as defined in Section 2.9(C)(2)), if any, (ii) (A) the class or series and number of shares of the Corporation that are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of the Corporation or otherwise (a “Derivative Instrument”), directly or indirectly owned beneficially by such stockholder or by any Stockholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) a complete and accurate description of any agreement, arrangement or understanding between or among such stockholder and such stockholder’s Stockholder Associated Person and any other person or persons in connection with such stockholder’s director nomination and the name and address of any other person(s) or entity or entities known to the stockholder to support such nomination, (D) a description of any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote, directly or indirectly, any shares of any security of the Corporation, (E) any short interest in any security of the Corporation held by such stockholder or any Stockholder Associated Person (for purposes of these Bylaws, a person shall be deemed to have a “short interest” in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (F) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder or by any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (G) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (H) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including, without limitation, any such interests held by members of such stockholder’s or any Stockholder Associated Person’s immediate family sharing the same household (which information shall be supplemented by such stockholder and any Stockholder Associated Person, if any, not later than ten days after the record date for determining the stockholders entitled to vote at the meeting to disclose such ownership as of the record date; provided, that if such date is after the date of the meeting, not later than the day prior to the meeting), (iii) any other information relating to such stockholder and any Stockholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for, as applicable, the proposal or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (iv) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting, and (v) a representation as to whether or not such stockholder or any Stockholder Associated Person will deliver a proxy statement or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding stock required to approve or adopt the proposal or, in the case of a nomination or nominations, at least the percentage of the voting power of the Corporation’s outstanding stock reasonably believed by the stockholder or Stockholder Associated Person, as the case may be, to be sufficient to elect such nominee or nominees (such representation, a “Solicitation Statement”).

(b) if the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, set forth (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and Stockholder Associated Person, if any, in such business and (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration) and (iii) a complete and accurate description of all agreements, arrangements and understandings between or among such stockholder and such stockholder’s Stockholder Associated Person, if any, and the name and address of any other person(s) or entity or entities in connection with the proposal of such business by such stockholder;

(c) set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection to the Board (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and Stockholder Associated Person, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and

(d) with respect to each nominee for election or reelection to the Board, include (i) a completed and signed questionnaire, representation and agreement in a form provided by the Corporation, which form the stockholder must request from the Secretary of the Corporation in writing with no less than 7 days advance notice, and (ii) a written representation and agreement (in the form provided by the Secretary of the Corporation upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, (C) if elected as a director of the Corporation, intends to serve a full term, and (D) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(3) A stockholder providing notice of a nomination or proposal of other business to be brought before a meeting shall further update and supplement such notice so that the information provided or required to be provided in such notice shall be true and correct (i) as of the record date for the meeting and (ii) as of the date that is ten business days prior to the meeting or any adjournment, recess, cancellation, rescheduling or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than seven business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to any adjournment, recess or postponement thereof (in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment, recess or postponement thereof)).

(B) Special Meetings of Stockholders.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to a notice of meeting (1) by or at the direction of the Board or any committee thereof or (2) if the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who (a) is a stockholder of record at the time of giving of notice provided for in these Bylaws and at the time of the special meeting, (b) is entitled to vote at the meeting, and (c) complies with the notice procedures set forth in these Bylaws and applicable law. In the event a special meeting of stockholders is called for the purpose of electing one or more directors to the Board, any stockholder of record among such requesting stockholders may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if such stockholder delivers notice with the information required by Section 2.9(A)(1)(c) of these Bylaws with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 2.9(A)(1)(c) of these Bylaws). Such notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall any adjournment, recess or postponement or the announcement thereof of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(C) General.

(1) Only such persons who are nominated in accordance with the procedures set forth in these Bylaws and applicable law shall be eligible to serve as directors, and only such business shall be conducted at a meeting of stockholders as has been brought before the meeting in accordance with the procedures set forth in these Bylaws and applicable law. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, the Chairman of the Meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and applicable law and, if any proposed nomination or business is not in compliance with these Bylaws and applicable law, to declare that such defective proposal or nomination shall be disregarded.

(2) For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by any national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder, and “Stockholder Associated Person” shall mean, for any stockholder, (a) any person or entity controlling, directly or indirectly, or acting in concert with, such stockholder, (b) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder or (c) any person or entity controlling, controlled by or under common control with any person or entity referred to in the preceding clauses (a) or (b).

(3) Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 2.9(A) or Section 2.9(B) of these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) of the holders of any series of Preferred Stock if and to the extent provided for under applicable law, the Certificate of Incorporation, the Articles of Incorporation, or these Bylaws.

(4) Unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) making a nomination or proposal under this Section 2.9 does not appear at a meeting of stockholders to present such nomination or proposal, the nomination shall be disregarded and the proposed business shall not be transacted, as the case may be, notwithstanding that proxies in favor thereof may have been received by the Corporation. For purposes of this Section 2.9, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

SECTION 2.10.  Conduct of Business. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate in its sole discretion. The Chairman of the Board, if one shall have been elected, or in the Chairman of the Board’s absence or if one shall not have been elected, the director or officer designated by the majority of the Whole Board, shall preside at all meetings of the stockholders as “Chairman of the Meeting.” Except to the extent inconsistent with such rules and regulations as adopted by the Board, the Chairman of the Meeting shall have the right and authority to convene and for any reason to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the Chairman of the Meeting, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the Chairman of the Meeting, may include, without limitation, the following: (A) the establishment of an agenda or order of business for the meeting; (B) rules and procedures for maintaining order at the meeting and the safety of those present; (C) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (D) restrictions on entry to the meeting after the time fixed for the commencement thereof; (E) limitations on the time allotted to questions or comments by participants; and (F) restrictions of the use of audio and video recording devices. The Chairman of the Meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting, and if such Chairman of the Meeting should so determine, such chairman of the meeting shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the Chairman of the Meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

SECTION 2.11. Required Vote. Directors shall be elected by a plurality of the votes validly cast in such election. Unless otherwise provided in the Certificate of Incorporation, cumulative voting for the election of directors shall be prohibited. Except as otherwise required by applicable law, the rules and regulations of any stock exchange applicable to the Corporation, the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors and certain non-binding advisory votes described below, the affirmative vote of a majority of the voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders. In non-binding advisory matters with more than two possible vote choices, the affirmative vote of a plurality of the voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the recommendation of the stockholders.

SECTION 2.12. Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own stock belonging to it or any other corporation, if a majority of shares entitled to vote in the election of directors of such corporation is held, directly or indirectly by the Corporation, and such shares will not be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or such other corporation, to vote stock of the Corporation held in a fiduciary capacity.

SECTION 2.13. Inspectors of Elections; Opening and Closing the Polls. The Corporation may, and when required by applicable law, shall, appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders and the appointment of an inspector is required by applicable law, the Chairman of the Meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his ability. The inspectors shall have the duties prescribed by applicable law.

SECTION 2.14.  Stockholder Action by Written Consent.

(A)           Any action required or permitted to be taken at any annual meeting or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

(B)          Any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly held annual or special meeting of stockholders and may not be taken by any consent in writing of such stockholders.

ARTICLE III
BOARD OF DIRECTORS

SECTION 3.1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board elected in accordance with these Bylaws. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. The directors shall act only as a Board, and the individual directors shall have no power as such.

SECTION 3.2. Number, Tenure and Qualifications. If any, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the Whole Board. The election and term of directors shall be as set forth in the Certificate of Incorporation.

SECTION 3.3.  Regular Meetings. Subject to Section 3.5, regular meetings of the Board shall be held on such dates, and at such times and places, as are determined from time to time by resolution of the Board.

SECTION 3.4. Special Meetings. Special meetings of the Board shall be called at the request of the Chairman of the Board, the Executive Chairman the President and Chief Executive Officer or a majority of the Board then in office. The person or persons authorized to call special meetings of the Board may fix the place, if any, date and time of the meetings. Any business may be conducted at a special meeting of the Board.

SECTION 3.5. Notice. Notice of any special meeting of directors shall be given to each director at his business or residence in writing by hand delivery, first-class or overnight mail, courier service or facsimile or electronic transmission or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered if deposited in the United States mails so addressed, with postage thereon prepaid, at least five days before such meeting. If by overnight mail or courier service, such notice shall be deemed adequately delivered if the notice is delivered to the overnight mail or courier service company at least 24 hours before such meeting. If by facsimile or electronic transmission, such notice shall be deemed adequately delivered if the notice is transmitted at least 24 hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least 24 hours prior to the time set for the meeting and shall be confirmed by facsimile or electronic transmission that is sent promptly thereafter. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Section 8.1.

SECTION 3.6. Action by Consent of Board. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, including by electronic transmission, and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State of the State of Florida.

SECTION 3.7.  Conference Telephone Meetings. Members of the Board or any committee thereof may participate in a meeting of the Board or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

SECTION 3.8.  Quorum. A whole number of directors equal to at least a majority of the Whole Board shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of the directors present may, to the fullest extent permitted by law, adjourn the meeting from time to time without further notice unless (A) the date, time and place, if any, of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 3.5 of these Bylaws shall be given to each director, or (B) the meeting is adjourned for more than 24 hours, in which case the notice referred to in clause (A) shall be given to those directors not present at the announcement of the date, time and place of the adjourned meeting. Except as otherwise expressly required by law, the Certificate of Incorporation or these Bylaws, all matters shall be determined by the affirmative vote of a majority of the directors present at a meeting at which a quorum is present. To the fullest extent permitted by law, the directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

SECTION 3.9. Vacancies. Subject to applicable law, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, resignation, disqualification or removal of any director or from any other cause shall, unless otherwise required by law or by resolution of the Board, be filled by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall hold office for the remaining term of his predecessor. No decrease in the number of authorized directors constituting the Board shall shorten the term of any incumbent director.

SECTION 3.10. Removal. Any director may be removed with or without cause, upon the affirmative vote of the holders of at least a 50% of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders in accordance with the Florida state law, the Certificate of Incorporation and these Bylaws.

SECTION 3.11. Records. The Board shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation.

SECTION 3.12. Compensation. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have authority to fix the compensation of directors, including fees and reimbursement of expenses.

SECTION 3.13. Regulations. To the extent consistent with applicable law, the Certificate of Incorporation and these Bylaws, the Board may adopt such rules and regulations for the conduct of meetings of the Board and for the management of the affairs and business of the Corporation as the Board may deem appropriate.

ARTICLE IV
COMMITTEES

SECTION 4.1. Designation; Powers. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent permitted by applicable law and to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

SECTION 4.2. Procedure; Meetings; Quorum. Any committee designated pursuant to Section 4.1 shall choose its own chairman by a majority vote of the members then in attendance in the event the chairman has not been selected by the Board, shall keep regular minutes of its proceedings, and shall meet at such times and at such place or places as may be provided by the charter of such committee or by resolution of such committee or resolution of the Board. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution. The Board shall adopt a charter for each committee for which a charter is required by applicable laws, regulations or stock exchange rules, may adopt a charter for any other committee, and may adopt other rules and regulations for the governance of any committee not inconsistent with the provisions of these Bylaws or any such charter, and each committee may adopt its own rules and regulations of governance, to the extent not inconsistent with these Bylaws or any charter or other rules and regulations adopted by the Board.

SECTION 4.3. Substitution of Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of the absent or disqualified member.

ARTICLE V
OFFICERS

SECTION 5.1. Officers. The officers of the Corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, a Chief Financial Officer, a Chief Operating Officer and such other officers as the Board from time to time may deem proper. The Chairman of the Board shall be chosen from among the directors. All officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article V. Such officers shall also have such powers and duties as from time to time may be conferred by the Board or by any committee thereof. The Board or any committee thereof may from time to time elect, or the Chairman of the Board, Chief Executive Officer, or President, if any, may appoint, such other officers (including a Secretary, Treasurer, one or more Senior Vice Presidents, Vice Presidents, Assistant Secretaries and Assistant Treasurers) and such agents, as may be necessary or desirable for the conduct of the business of the Corporation.

Such other officers and agents shall have such duties and shall hold their offices for such terms as shall be provided in these Bylaws or as may be prescribed by the Board or such committee thereof or by the Chairman of the Board, Chief Executive Officer, or President, as the case may be. Any number of offices may be held by the same person.

SECTION 5.2. Election and Term of Office. Each officer shall hold office until his successor shall have been duly elected or appointed and shall have qualified or until his death or until he shall resign, but any officer may be removed from office at any time by the affirmative vote of a majority of the Board or, except in the case of an officer or agent elected by the Board, by the Chairman of the Board, Chief Executive Officer, or President, if any. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his successor, his death, his resignation or his removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee deferred compensation plan.

SECTION 5.3. Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Board. The Chairman of the Board shall be responsible for the general management of the affairs of the Corporation and shall perform all duties incidental to his office that may be required by law and all such other duties as are properly required of him by the Board. He shall make reports to the Board and shall see that all orders and resolutions of the Board and of any committee thereof are carried into effect. The Chairman of the Board may also serve as Chief Executive Officer, if so elected by the Board.

SECTION 5.4. Chief Executive Officer. The Chief Executive Officer, if any, shall act in a general executive capacity and shall assist the Chairman of the Board in the administration and operation of the Corporation’s business and general supervision of its policies and affairs. The Chief Executive Officer (if any and if he or she shall be a director) shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of the Board.

SECTION 5.5. President. The President, if any, shall act in a general executive capacity and shall assist the Chairman of the Board in the administration and operation of the Corporation’s business and general supervision of its policies and affairs. The President (if any and if he or she shall be a director) shall, in the absence of or because of the inability to act of the Chairman of the Board or Chief Executive Officer, perform all duties of the Chairman of the Board and preside at all meetings of the Board.

SECTION 5.6.Chief Financial Officer. The Chief Financial Officer, if any, shall have such powers and shall perform such duties as shall be assigned to him by the Board. In the absence (or inability or refusal to act) of the Chairman of the Board, Chief Executive Officer and President, the Chief Financial Officer (if any and if he or she shall be a director) shall preside when present at all meetings of the Board.

SECTION 5.7. Chief Accounting Officer. The Chief Accounting Officer, if any, shall have such powers and shall perform such duties as shall be assigned to him by the Board or the Chairman of the Board, Chief Executive Officer, or Chief Financial Officer.

SECTION 5.8. Chief Operating Officer. The Chief Operating Officer, if any, shall have such powers and shall perform such duties as shall be assigned to him by the Board or the Chairman of the Board, Chief Executive Officer or the President.

SECTION 5.9. Executive Vice Presidents and Senior Vice Presidents. Each Executive Vice President and Senior Vice President, if any, shall have such powers and shall perform such duties as shall be assigned to him by the Board or the Chairman of the Board, Chief Executive Officer or the President.

SECTION 5.10. Treasurer. The Treasurer, if any, shall exercise general supervision over the receipt, custody and disbursement of corporate funds. He shall have such further powers and duties and shall be subject to such directions as may be granted or imposed upon him from time to time by the Board or the Chairman of the Board, Chief Executive Officer or the President.

SECTION 5.11. Secretary. The Secretary, if any, shall keep or cause to be kept in one or more books provided for that purpose, the minutes of all meetings of the Board, the committees of the Board and the stockholders; he shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by applicable law; he shall be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal; and he shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and in general, he shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board or the Chairman of the Board, Chief Executive Officer or the President.

SECTION 5.12. Vacancies. A newly created elected office and a vacancy in any elected office because of death, resignation or removal may be filled by the Board for the unexpired portion of the term at any meeting of the Board. Any vacancy in an office appointed by the Chairman of the Board, Chief Executive Officer or the President and, if any, because of death, resignation or removal may be filled by the Chairman of the Board, Chief Executive Officer or the President.

SECTION 5.13. Action with Respect to Securities of Other Corporations. Unless otherwise directed by the Board, Chairman of the Board, Chief Executive Officer or the President and or any officer authorized by the Chairman of the Board, Chief Executive Officer or the President, shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Corporation may hold securities and otherwise to exercise any and all rights and powers that the Corporation may possess by reason of its ownership of securities in such other corporation.

SECTION 5.14. Delegation. The Board may from time to time delegate the powers and duties of any officer to any other officer or agent, notwithstanding any provision hereof.

ARTICLE VI
STOCK CERTIFICATES AND TRANSFERS

SECTION 6.1. Stock Certificates and Transfers. The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Corporation may from time to time prescribe, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock may be uncertificated shares. The shares of the stock of the Corporation shall be entered in the books of the Corporation as they are issued and shall exhibit the holder’s name and number of shares. Subject to the provisions of the Certificate of Incorporation, the shares of the stock of the Corporation shall be transferred on the books of the Corporation, which may be maintained by a third-party registrar or transfer agent, by the holder thereof in person or by his attorney, upon surrender for cancellation of certificates for at least the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require or upon receipt of proper transfer instructions from the registered holder of uncertificated shares and upon compliance with appropriate procedures for transferring shares in uncertificated form, at which time the Corporation shall issue a new certificate to the person entitled thereto (if the stock is then represented by certificates), cancel the old certificate and record the transaction upon its books.

Each certificated share of stock shall be signed, countersigned and registered in the manner required by law. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

SECTION 6.2. Lost, Stolen or Destroyed Certificates. No certificate for shares or uncertificated shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed or stolen, except on production of such evidence of such loss, destruction or theft and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board or any financial officer may in its or his discretion require.

SECTION 6.3. Ownership of Shares. The Corporation shall be entitled to treat the holder of record of any share or shares of stock of the Corporation as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by the laws of the State of Florida.

SECTION 6.4.  Regulations Regarding Certificates. The Board shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of stock of the Corporation. The Corporation may enter into additional agreements with stockholders to restrict the transfer of stock of the Corporation in any manner not prohibited by the FLORIDA STATE LAW.

ARTICLE VII
MISCELLANEOUS PROVISIONS

SECTION 7.1. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January and end on the 31st day of December of each year.

SECTION 7.2. Dividends. Except as otherwise provided by law or the Certificate of Incorporation, the Board may from time to time declare, and the Corporation may pay, dividends on its outstanding shares of stock, which dividends may be paid in either cash, property or shares of stock of the Corporation. A member of the Board, or a member of any committee designated by the Board, shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board, or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

SECTION 7.3. Seal. If the Board determines that the Corporation shall have a corporate seal, the corporate seal shall have inscribed thereon the words “Corporate Seal,” the year of incorporation and the words “American Resources Corporation — Florida.”

SECTION 7.4. Waiver of Notice. Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the Florida state law, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, including by electronic transmission, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the Board or committee thereof need be specified in any waiver of notice of such meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 7.5. Resignations. Any director or any officer, whether elected or appointed, may resign at any time by giving written notice, including by electronic transmission, of such resignation to the Chairman of the Board, the Executive Chairman, the President and Chief Executive Officer or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Executive Chairman, the Chief Executive Officer, the President or the Secretary, or at such later time as is specified therein. No formal action shall be required of the Board or the stockholders to make any such resignation effective.

SECTION 7.6. Indemnification and Advancement of Expenses.

(A) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent, or in any other capacity while serving as a director, officer, trustee, employee or agent, against all expenses, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding.

(B) The Corporation shall, to the fullest extent not prohibited by applicable law as it presently exists or may hereafter be amended, pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition; provided, however, that to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined by final judicial decision from which there is no further right to appeal (hereinafter, a “final adjudication”) that the Covered Person is not entitled to be indemnified under this Section 7.6 or otherwise.

(C) The rights to indemnification and advancement of expenses under this Section 7.6 shall be contract rights and such rights shall continue as to a Covered Person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 7.6, except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board.

(D) If a claim for indemnification under this Section 7.6 (following the final disposition of such proceeding) is not paid in full within 60 days after the Corporation has received a claim therefor by the Covered Person, or if a claim for any advancement of expenses under this Section 7.6 is not paid in full within 30 days after the Corporation has received a statement or statements requesting such amounts to be advanced, the Covered Person shall thereupon (but not before) be entitled to file suit to recover the unpaid amount of such claim. If successful in whole or in part, the Covered Person shall be entitled to be paid the expense of prosecuting such claim, or a claim brought by the Corporation to recover an advancement of expenses prior to the terms of an undertaking, to the fullest extent permitted by applicable law. In any such action, the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law. In (1) any suit brought by a Covered Person to enforce a right to indemnification hereunder (but not in a suit brought by a Covered Person to enforce a right to an advancement of expenses) it shall be a defense that, and (2) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Covered Person has not met any applicable standard for indemnification set forth in the Florida state law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Covered Person is proper in the circumstances because the Covered Person has met the applicable standard of conduct set forth in the Florida state law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) that the Covered Person has not met such applicable standard of conduct, shall create a presumption that the Covered Person has not met the applicable standard of conduct or, in the case of such a suit brought by the Covered Person, be a defense to such suit. In any suit brought by the Covered Person to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Covered Person is not entitled to be indemnified, or to such advancement of expenses, under this Section 7.6 or otherwise shall be on the Corporation.

(E) The rights conferred on any Covered Person by this Section 7.6 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, any provision of the Certificate of Incorporation, these Bylaws, any agreement or vote of stockholders or disinterested directors or otherwise.

(F) This Section 7.6 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

(G) Any Covered Person entitled to indemnification and/or advancement of expenses, in each case pursuant to this Section 7.6, may have certain rights to indemnification, advancement and/or insurance provided by one or more persons with whom or which such Covered Person may be associated (including, without limitation, any of the Sponsors). The Corporation hereby acknowledges and agrees that (1) the Corporation shall be the indemnitor of first resort with respect to any proceeding, expense, liability or matter that is the subject of this Section 7.6, (2) the Corporation shall be primarily liable for all such obligations and any indemnification afforded to a Covered Person in respect of a proceeding, expense, liability or matter that is the subject of this Section 7.6, whether created by law, organizational or constituent documents, contract or otherwise, (3) any obligation of any persons with whom or which a Covered Person may be associated (including, without limitation, any of the Sponsors) to indemnify such Covered Person and/or advance expenses or liabilities to such Covered Person in respect of any proceeding shall be secondary to the obligations of the Corporation hereunder, (4) the Corporation shall be required to indemnify each Covered Person and advance expenses to each Covered Person hereunder to the fullest extent provided herein without regard to any rights such Covered Person may have against any other person with whom or which such Covered Person may be associated (including, without limitation, any of the Sponsors) or insurer of any such person, and (5) the Corporation irrevocably waives, relinquishes and releases any other person with whom or which a Covered Person may be associated (including, without limitation, any of the Sponsors) from any claim of contribution, subrogation or any other recovery of any kind in respect of amounts paid by the Corporation hereunder.

(H) The Corporation shall maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under Florida, Kentucky, or Indiana state law, or any other jurisdiction that the Corporation does business and deems it advisable to maintain insurance.

SECTION 7.7. Facsimile and Electronic Signatures. In addition to the provisions for use of facsimile or electronic signatures elsewhere specifically authorized in these Bylaws, facsimile or electronic signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board or a committee thereof, the Chairman of the Board, Chief Executive Officer or the President.

SECTION 7.8. Time Periods. In applying any provision of these Bylaws that require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

SECTION 7.9. Reliance Upon Books, Reports and Records. Each director, each member of any committee designated by the Board and each officer of the Corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees designated by the Board, or by any other person as to the matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE VIII
AMENDMENTS

SECTION 8.1. Amendments. In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Florida, the Board shall be expressly authorized to adopt, amend or repeal by Bylaws of the Corporation only with the approval of a majority of the Whole Board. Stockholders shall also have the power to adopt, amend or repeal the Bylaws of the Corporation without any requirement to obtain separate Board approval; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the Bylaws of the Corporation may be adopted, altered, amended or repealed by the stockholders of the Corporation only by the affirmative vote of holders of not less than 60% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class. No Bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board that was valid at the time it was taken. So long as the Stockholders’ Agreement remains in effect, the Board shall not approve any amendment, alteration or repeal of any provision of these Bylaws, or the adoption of any new Bylaw, that would be contrary to or inconsistent with the then applicable terms of the Stockholders’ Agreement.

Notwithstanding the foregoing, (1) no amendment to the Stockholders’ Agreement (whether or not such amendment modifies any provision to the Stockholders’ Agreement to which these Bylaws are subject) shall be deemed an amendment of these Bylaws for purposes of this Section 8.1, and (2) no amendment, alteration or repeal of Section 7.6 shall adversely affect any right or protection existing under these Bylaws immediately prior to such amendment, alteration or repeal, including any right or protection of a present or former director, officer or employee thereunder in respect of any act or omission occurring prior to the time of such amendment.